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                                   Exhibit 3

                        Consent of Independent Auditors

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                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the filing by Officeland Inc. with the U.S. Securities and Exchange Commission of our Independent Auditor's Report dated May 7, 1999 and the accompanying financial statements for the years ending 1998 and 1997.


                                                  /S/ WEINSTEIN & ANASTASIO
                                                  -------------------------

Woodbridge, Connecticut
June 9, 1999